UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2025, iSpecimen Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price of the Company’s common stock had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) for the prior 30 consecutive business days. As a result, the Company is no longer in compliance with the Minimum Bid Price Requirement. The Notice has no immediate effect on the listing of the Company’s common stock, which will continue to trade under the symbol “ISPC.”

Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial 180-calendar-day period, or until May 18, 2026, to regain compliance. If at any time before May 18, 2026, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of ten consecutive business days (or up to 20 consecutive business days if required by Nasdaq Staff), Nasdaq will notify the Company in writing that it has regained compliance and the matter will be closed.

If the Company does not regain compliance by May 18, 2026, the Company may be eligible for an additional 180-day compliance period, provided it meets the continued listing standards for market value of publicly held shares and all other initial listing criteria for The Nasdaq Capital Market (other than the Minimum Bid Price Requirement), and notifies Nasdaq of its intent to cure the deficiency, which may include effectuating a reverse stock split. If the Company does not regain compliance within the applicable compliance period, the Company’s common stock will be subject to delisting, and the Company would have the right to appeal any such determination to a Nasdaq hearings panel.

The Company intends to monitor the closing bid price of its common stock and evaluate available options to regain compliance with the Minimum Bid Price Requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2025

iSPECIMEN INC.

By:	/s/ Katharyn Field
	Name:	Katharyn Field
	Title:	Chief Executive Officer

2